UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2017

AG ACQUISITION GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55785	82-0776144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Clematis Street, Suite 217 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 341-2684

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2017, AG Acquisition Group, Inc. (the “Company”) entered into a Merger Agreement (the “Merger Agreement”) with AG-GT Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), Global Technology Resources, Inc. (“GTRI”), Gregory Byles, as representative of the shareholders of GTRI (each, a “GTRI Shareholder” and collectively, the “GTRI Shareholders”) and the GTRI Shareholders, pursuant to which the parties agreed that Merger Sub will merge with and into GTRI, with GTRI being the surviving entity (the “Merger”). The Merger and the Merger Agreement were disclosed on a Form 8-K filed by the Company on October 26, 2017, as subsequently amended by a Form 8-K/A filed by the Company on October 31, 2017.

On December 30, 2017, the Company, Merger Sub, GTRI and Gregory Byles as representative of the GTRI Shareholders entered into an Amendment No.1 to Merger Agreement (the “Amendment”) pursuant to which the parties extended the termination date under the Merger Agreement (i.e., the date following which a party to the Merger Agreement may terminate the Merger Agreement if the Merger and the transactions in the Merger Agreement have not closed as of that time) from December 31, 2017 to January 31, 2018. The purpose of the extension is to provide the parties with additional time to complete the Merger and the other transactions as set forth in the Merger Agreement. No other changes were made to the Merger Agreement in the Amendment.

The Amendment is attached hereto as Exhibit 2.1.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Merger Agreement, dated as of December 30, 2017, by and between AG Acquisition Group, Inc., AG-GT Merger Sub, Inc., Global Technology Resources, Inc. and Gregory Byles, as representative of the shareholders of Global Technology Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG ACQUISITION GROUP, INC.

Date: January 3, 2018	By:	/s/ Laura Anthony
	Name:	Laura Anthony
	Title:	Chief Financial Officer